CHAPEAU, INC.
                                       dba
                         BLUEPOINT ENERGY PRODUCTS, INC.

                               A UTAH CORPORATION




                      SECURED CONVERTIBLE NOTE WITH WARRANT




                             SUBSCRIPTION AGREEMENT





THESE UNITS OF CONVERTIBLE NOTES ("UNITS") OF CHAPEAU, INC., DBA BLUEPOINT ENERGY PRODUCTS, INC. A UTAH CORPORATION, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 IN RELIANCE UPON THE EXEMPTION PROVIDED UNDER REGULATION D, RULE 504 AND SECTION 4(2) OF THE SECURITIES ACT OF 1933. THESE UNITS CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS AND WILL NOT BE TRANSFERRED OF RECORD EXCEPT IN COMPLIANCE WITH SUCH LAWS.



                                  CHAPEAU, INC.
                                       dba

                         BLUEPOINT ENERGY PRODUCTS, INC.

                               A UTAH CORPORATION

                             SUBSCRIPTION AGREEMENT


                       To Be Fully Completed by Subscriber
                              Along With Appendices


      If and when accepted by the Company, this Subscription Agreement, when executed below, shall constitute a subscription for Units (of the Class and in the amount set forth) issued by CHAPEAU, INC. dba BLUEPOINT ENERGY PRODUCTS, INC. (the "Company"). Each part of the Subscription Agreement must be completed by the subscriber and by his execution below she acknowledges that she understands that the Company and its Management are relying upon the accuracy and completeness hereof in complying with their obligations under applicable securities laws. Please read and complete each response.

     TO:  BLUEPOINT ENERGY PRODUCTS, INC.
          10 East Gregg Street
          Reno, NV 89511

1. The undersigned hereby subscribes for the number of Unit(s) (the "Units") set forth below, at the price of $50,000 per Unit respectively, of CHAPEAU, INC. dba BLUEPOINT ENERGY PRODUCTS, INC. (the "Company").

     The undersigned understands that his subscription for Units is conditioned upon the following:

a. Tender of his personal check, cashiers check, or bank wire in the amount of $50,000 per Unit.

b. Completion, if applicable, of the Offeree Representative Affidavit attached hereto as Appendix "I."

c.   Execution of this Subscription Agreement.

      The undersigned agrees that this Subscription is and shall be irrevocable, but the obligations hereunder will terminate if this Subscription is not accepted by the Company in whole or in part.

2. The undersigned understands that the Company will notify his whether the subscription has been accepted, in whole or in part, or rejected, in whole or in part, within thirty (30) days after the date hereof. In the event this subscription is rejected by the Company, all funds and documents tendered by the undersigned shall be returned within said time, without interest or deduction. It is understood that the Management of the Company shall have the sole discretion to determine which of the subscriptions should be rejected in whole or in part.

3. The undersigned has been furnished and has carefully read the Secured Convertible Promissory Note and Warrant Certificate and the documents attached as exhibits thereto (the "offering documents") and has reviewed the Company's current SEC filings. The undersigned is aware that:

a. The Company is a development stage company and has little or no relevant operating or financial history.

b. There are substantial risks incident to the ownership of Units in the Company, and such investment is speculative and involves a substantial risk of loss by the undersigned of his investment in the Company.

c. No federal or state agency has passed upon the Units or made any finding or determination concerning the fairness of this investment. No federal or state regulatory agency has independently investigated the facts, circumstances or representations of this Offering.

4. The undersigned understands that investment in the Company is an illiquid investment. In particular, the undersigned recognizes that:

a. Due to restrictions described below, the lack of any market existing or to exist for these Units and the potentially adverse tax consequences in the event she should sell his Units, his investment in the Company will be highly illiquid and, most likely, must be held indefinitely or until the investments of the Company are liquidated.

b. The undersigned must bear the economic risk of investment in the Units for an indefinite period of time, since the Units have not been registered under the Securities Act of 1933, as amended, pursuant to exemptions provided by Section 4(2) of said Act and Regulation D, Rule 504 thereunder. Therefore, the Units cannot be offered, sold, transferred, pledged or hypothecated to any person unless either they are subsequently registered under said Act or an exemption from such registration is available and the favorable opinion of counsel for the Company to that effect is obtained, which is not anticipated. Further, unless said Units are registered under the securities act of the state in which offered and sold, the undersigned may not resell, hypothecate, transfer, assign or make other disposition of said Units except in a transaction exempt or excepted from the registration requirements of the securities act of such state, and that the specific approval of such sales by the division of securities is required in some states.

6.   The undersigned represents and warrants to the Company that:

a. The undersigned has carefully reviewed and understands the risks of, and other considerations relating to, a purchase of Units;

b. The undersigned, and her offeree representatives/ investment advisors, if any, have been furnished all materials relating to the Company and its proposed activities and the offering of the Units which they have requested and have been afforded the opportunity to obtain any additional information necessary to verify the accuracy of any representations or information set forth in such documents;

c. The Company or its Management has answered all inquiries that the undersigned and her investment advisors, if any, have put to it concerning the Company and its proposed activities, the Management and all other matters relating to the organization of the Company and the Offering and sale of the Units;

d. Neither the undersigned nor her offeree representatives/investment advisors, if any, have been furnished any offering literature other than the documents attached as exhibits hereto and the undersigned and her investment advisors, if any, have relied only on the information contained in such documents and the information, as described in subparagraphs b. and c. above, furnished or made available to them by the Company;

e. The undersigned is acquiring the Units for which she hereby subscribes for her own account, as principal, for investment purposes only and not with a view to the resale or distribution of all or any part of such Units and that she has no present intention, agreement or arrangement to divide her participation with others or to resell, assign, transfer or otherwise dispose of all or any part of the Units subscribed for unless and until she determines, at some future date, that changed circumstances, not in contemplation at the time of this purchase, makes such disposition advisable;

f. The undersigned, if a Company, a partnership, trust or other form of business entity, is authorized and otherwise duly qualified to purchase and hold Units in the Company, such entity has its principal place of business as set forth in the signature page hereof and such entity has not been formed for the specific purpose of acquiring Units in the Company. (If the undersigned is one of the aforementioned entities, it hereby agrees to supply any additional written information that may be required.);

g. The undersigned has adequate means of providing for her current needs and personal contingencies and has no need for liquidity in his investment;

h. All of the information which is set forth below with respect to the undersigned's position and business experience is correct and complete as of the date hereof and, if there should be any material change in such information prior to the acceptance of this Subscription Agreement by the Company, the undersigned will immediately furnish the revised or corrected information to the Company; and

i. The undersigned further agrees to be bound by all of the terms and conditions of the Offering made by the offering documents and exhibits thereof.

7.   This Subscription is not transferable or assignable by the undersigned.

8. If the undersigned is more than one person, the obligations of the undersigned shall be joint and several and the representations and warranties herein contained shall be deemed to be made by and be binding upon each such person and her heirs, executors, administrators, successors and assigns.

9. This Subscription, upon acceptance by the Company, shall be binding upon the heirs, executors, administrators, successors and assigns of the undersigned.

10. The undersigned hereby represents and warrants that before making an investment in the Company, each prospective investor will be required to represent and warrant, by signing the Subscription Agreement, that among other things:

a.   She is at least twenty-one (21) years of age;

b. She has received and reviewed this Memorandum and understands the risks of an investment in the Company;

c. She has adequate means to provide for her current needs and possible personal contingencies;

d. She has adequate means to bear the economic risk of such investment, including the loss of the entire investment; and,

e. She has a minimum adjusted gross income in the past two taxable years of at least $200,000 and she reasonably expects to have adjusted gross income of at least $200,000 in the current taxable year or a net worth of at least $1,000,000. ("Net Worth" shall be determined exclusive of home, home furnishings and automobiles. Assets included in the computation of net worth may be valued at fair market value.)

11. The undersigned has/has not previously invested in private placement securities. (Draw line through incorrect response.)

12.       The undersigned further represents and warrants:

a. That she has not distributed the offering documents to anyone other than his designated Offeree Representative, no one except such Offeree Representative has used the offering documents and she has not made any copies thereof.

b. That she hereby agrees to indemnify the Company and its officers and directors and hold the Company and its officers and directors harmless from and against any and all liability damage, cost or expense incurred on account of or arising out of:

(1) Any inaccuracy in his declarations, representations and warranties hereinabove set forth;

(2) The disposition of any of the Units which she will receive, contrary to her foregoing declarations, representations and warranties; and

(3) Any action, suit or proceeding based upon (a) the claim that said declarations, representations or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company or its Management, or (b) the disposition of any of the Units or any part thereof.

13. This Agreement shall be construed in accordance with and governed by the laws of the State of Nevada without reference to such State's principles of conflicts of law.

     Subscription for Units:

     Number of Units (including fractions thereof) subscribed for:

 (Convertible Note) - $50,000 per Unit        ____________(no. of Units)

     Subscriber Information:

     Name (please print)           ___________________________

     Social Security/Tax I.D. No.  ___________________________

     Residence Address             ___________________________
     (including Zip Code)
                                   ___________________________

     Home Phone                    (   )

     Business Phone                (   )

     I will hold title to my Unit(s) as follows:

          [ ]  Community Property

          [ ]  Joint Tenants with Right of Survivorship

          [ ]  Tenants in Common

          [ ]  Separate Property

          [ ] Other: (Company, Single Person, Trust, etc., please indicate.)

      (Note: Prospective investors should seek the advice of their attorney in deciding in which of the above forms they should take ownership of the Units, since different forms of ownership may have varying gift tax, estate tax, income tax and legal consequences, depending on the state of the investor's domicile and his particular personal circumstances. For example, in community property states, if community property assets are used to purchase Units held in individual ownership, this might have adverse gift tax consequences.)

      IN WITNESS WHEREOF, subject to acceptance by the Company, the undersigned has completed this Subscription Agreement and executed the Appendices hereto, to evidence his subscription of Units in CHAPEAU, INC. dba BLUEPOINT ENERGY PRODUCTS, INC.

                                   _____________________________
                                   Subscriber


      The Company has accepted this Subscription effective this ___ day of ____________,2002.

                                   Company:

                                   CHAPEAU, INC. dba BLUEPOINT ENERGY PRODUCTS, INC.


                                   By:________________________
                                        (Authorized Signator)




                                  APPENDIX "I"

                        OFFEREE REPRESENTATIVE AFFIDAVIT


      IF  YOU ARE AN ATTORNEY OR ACCOUNTANT, YOU MAY INDICATE IN YOUR ANSWER  TO
QUESTION 8 THAT YOUR EXPERIENCE AND YOUR REVIEW OF THIS Offering IS LIMITED TO ITS LEGAL, TAX OR ACCOUNTING ASPECTS. IF SUCH IS THE CASE, AND IF THE OFFEREE HIMSELF IS EVALUATING THE INVESTMENT ITSELF, YOU SHOULD INDICATE IN YOUR ANSWER TO QUESTION 12 THAT THE INVESTMENT DECISION IS BEING MADE BY THE OFFEREE.


To:  CHAPEAU, INC. dba BLUEPOINT ENERGY PRODUCTS, INC.
     Reno, Nevada


Name of Company: CHAPEAU, INC. dba BLUEPOINT ENERGY PRODUCTS, INC.


Name of Offeree:  ____________________________ (the "Investor")

Please complete the following questionnaire fully, attaching additional sheets, if necessary.

     A potential Offeree may meet the requirements of a qualified Offeree if she has assistance in evaluating the investment from one or more qualified Offeree Representatives. In other words, if a potential Offeree does not have the knowledge and experience by himself to be capable of evaluating the merits and risks associated with an investment in a limited partnership engaged in investment in securities for long term appreciation, the potential Offeree may become qualified to be offered an investment in such a program by using a qualified Offeree Representative. It is not necessary that the Offeree or any one Offeree Representative have the requisite knowledge and experience to analyze the prospective investment as long as the Offeree and all his advisors, taken together, have such expertise.

      I make the following representations with the intent that they may be relied upon by CHAPEAU, INC. dba BLUEPOINT ENERGY PRODUCTS, INC., a Utah corporation (the "Company"), in determining my suitability as an Offeree Representative in the Offering exemption afforded by Section 4(2) of the Securities Act of 1933 and that the information provided herein will be kept confidential by the Partnership.

1.   Offeree Representative's Name: _______________________________
     Business (Firm): ___________________________________________
     Business Address: _________________________________________
     City:_______________ State ______________ Zip Code __________


2. Present occupation or position, indicating period of such practice or employment and field of professional specialization, if any:




3. List below the names and addresses of your employers, if any, the positions held with such employers and the length of time such positions were or have been held for the past five years:

     Employer            ______________Position Held             Length of Time


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

4. List any business or professional education, indicating degrees received, if any:
                         College                         Date Degree
     Degree(s)           or University  __________________ Received__________


_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________


5. Have you had prior experience in advising clients with respect to investments of this type?
      Yes: __ No: __


6.   List below all licenses you now hold as a Broker-Dealer or as an Investment
     Advisor:
                                Issuing
       Nature  of  License     Authority       ________________    Date Granted


_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


7. List below all memberships in professional organizations pertaining to your occupation (e.g., the NASD, Bar Association and Committees, Accounting Societies and Committees);


____________________________________________________________________________

____________________________________________________________________________

____________________________________________________________________________


8. Describe generally any business, financial or investment experience which you believe makes you capable of evaluating the merits and risks of the Offering of Shares in the Company:

____________________________________________________________________________

____________________________________________________________________________

____________________________________________________________________________

____________________________________________________________________________

____________________________________________________________________________

9. Please describe any or all of the following events which have occurred during the past ten (10) years. If inapplicable, so state in your answer:
     (i) Have you been convicted, indicted or investigated in connection with any past or present criminal proceeding (excluding traffic violations and other minor offenses)? (ii) Have you been the subject of any order, judgment or a decree of any court of competent jurisdiction permanently or temporarily enjoining you from acting as an investment advisor, underwriter, broker or dealer in securities or as an affiliated person, director or employee of an investment company, bank, savings and loan association or insurance company, or from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security, or were you the subject of any order of a federal or state authority barring or suspending for more than sixty (60) days your right to be engaged in any such activity, or to be associated with persons engaged in any such activity, which order has not been reversed or suspended?

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

10.  State how long you have known the Offeree and in what capacity:

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

11. Except as set forth in subparagraph (a) or (b) below, neither I nor any of my affiliates have any material relationship with the Company or any of its affiliates, no such material relationship has existed at any time during the previous two years, and no such material relationship is mutually understood to be contemplated.

(a) Related to the Offeree Representative by blood, marriage or adoption, no more remotely than as first cousin;

(b) Any trust or estate in which the Offeree representative or any persons related to his as specified in subdivision (a) or (b) collectively have one hundred percent (100%) of the beneficial interest (excluding contingent interests or of which any such person serves as trustee, executor or in any similar capacity); or

     ( ) If a material relationship is disclosed in subparagraph (a) above, indicate the amount of compensation received or to be received as a result of such relationship:

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

12. In advising the Offeree in connection with the Offeree's prospective investment in the Company, I will be relying in part on the Offeree's own expertise in certain areas.
     Yes: __ No: __.

     If YES, give name and address of such additional Offeree Representatives and describe the areas where you will be relying on their expertise:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

     I UNDERSTAND THAT THE COMPANY AND ITS MANAGEMENT WILL BE RELYING ON THE ACCURACY AND COMPLETENESS OF MY RESPONSES TO THE FOREGOING QUESTIONS AND I REPRESENT, WARRANT AND CERTIFY TO THE COMPANY AS FOLLOWS:

     (i) I am acting as Offeree Representative for the Offeree in connection with the Offeree's prospective investment in the Company (unless I have indicated the limitations of my representative capacity in questions 12 and 13 above);

     (ii) The answers to the above questions are complete and correct and may be relied upon by the Company and its Management in determining whether the Offering in connection with which I have executed this questionnaire is exempt from registration under the Securities Act of 1933.

     (ii) I will notify the Company immediately of any material change in any statement made herein occurring prior to the closing of any purchase by the Offeree of Share(s) in the Company;

     (iv) I am not an affiliate, partner or employee of the Company or a director, officer or employee of any party named in the Subscription Agreement or any other Company documents to which this Affidavit relates;

     (v) I have disclosed to the Offeree in writing, prior to the Offeree's acknowledgement of me as his Offeree Representative, any material relationship with the Company or its affiliates disclosed in answer to question 11 above; and

     (vi) I personally (or, if I have checked "yes" in answer to questions 12 or 13, above, together with the Offeree or the additional offeree representative or representatives indicated above) have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the Offeree's prospective investment in the Company.

           IN WITNESS WHEREOF, I have executed this Affidavit this __ day of _____________, 2001.


                                   _____________________________
                                   Signature



[Notarial Acknowledgment]


NOTE: A copy of this Affidavit must be given to the Offeree whom you represent along with a Conflict of Interest Letter if required and the Offeree must execute the following Acknowledgement. This Affidavit and Acknowledgement must be completed, signed and returned to the Company prior to the Offeree's purchasing any Shares in the Company.


                           ACKNOWLEDGEMENT BY OFFEREE


      I hereby represent and acknowledge that I have received and read a copy of this Offeree Representative Affidavit. Notwithstanding any of the disclosures contained herein, I have designated __________________________________ as my
Offeree Representative for purposes of evaluating the risks and merits of an investment in CHAPEAU, INC. dba BLUEPOINT ENERGY PRODUCTS, INC. I further authorize that execution of this Acknowledgment does not indicate any intent to finally purchase the Units offered in the Subscription Agreement.



Dated:___________________          _____________________________
                                   Signature of Offeree




[Notarial Acknowledgment]